UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2016

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1175 Lancaster Avenue, Suite 200, Berwyn, PA 19312

(Address of Principal Executive Offices) (Zip Code)

(484) 324-7980

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Promissory Notes

On January 15, 2016, JetPay Corporation (“JetPay” or the “Company”) entered into Unsecured Promissory Notes with each of Bipin C. Shah, the Company’s Chief Executive Officer, Jonathan Lubert, a Director of the Company, and Flexpoint Fund II, L.P. (“Fund II”), an investor in the Company which has two of its principals on the Company’s Board of Directors, in the amounts of $400,000, $500,000, and $1,050,000, respectively (the “Promissory Notes”). Each of the Promissory Notes required the payment of a 5% commitment fee upon funding, however the commitment fee payable to Fund II was added to the principal amount of the Promissory Note rather than being paid in cash. Amounts outstanding under the Promissory Notes accrue interest at a rate of 12% per annum and carry a default interest rate upon the occurrence of certain events of default, including failure to make payment under the applicable Promissory Note or a sale of the Company. The notes mature on the earlier of April 14, 2016 or the occurrence of an event of a default that is not properly cured or waived. The proceeds of $1.9 million from the Promissory Notes were used as cash collateral to replace a maturing Letter of Credit from a financial institution in favor of Wells Fargo Bank, N.A., the Company’s debit and credit card processing operations primary sponsoring bank. The Company anticipates replacing the cash collateral with a new Letter of Credit before the April 14, 2016 maturity date of the Promissory Notes and satisfying the Promissory Notes in full at that time.

The foregoing description of the Promissory Notes does not purport to be complete and is qualified in its entirety by reference to the Promissory Notes attached hereto as Exhibit 10.1, 10.2 and 10.3 and incorporated by reference herein.

The Company also entered into letter agreements with each of Mr. Shah, Mr. Lubert and Fund II on January 15, 2016 to memorialize certain obligations of the Company in connection with the Promissory Notes.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 under the heading “Promissory Notes” is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Promissory Note dated January 15, 2016, made by JetPay Corporation in favor of Bipin C. Shah.

10.2	Promissory Note dated January 15, 2016, made by JetPay Corporation in favor of Jonathan Lubert.

10.3	Promissory Note dated January 15, 2016, made by JetPay Corporation in favor of Flexpoint Fund II, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2016
JETPAY CORPORATION

	By:	/s/ Gregory M. Krzemien
Name: Gregory M. Krzemien
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Promissory Note dated January 15, 2016, made by JetPay Corporation in favor of Bipin C. Shah.

10.2	Promissory Note dated January 15, 2016, made by JetPay Corporation in favor of Jonathan Lubert.

10.3	Promissory Note dated January 15, 2016, made by JetPay Corporation in favor of Flexpoint Fund II, L.P.